Exhibit 32.2


CERTIFICATION OF PERIODIC REPORT
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
            18 U.S.C. Section 1350

	The undersigned hereby certifies that (i) the foregoing Quarterly Report on Form
10-QSB filed by BOL Bancshares, Inc. (the "Registrant") for the quarter ended March 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in that Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.




							/s/ Peggy L. Schaefer
May 13, 2004                               Peggy L. Schaefer
Date                                     Treasurer
                                         (in her capacity as Chief Accounting
                                          Officer of the Registrant)